UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2017

Vericel Corporation

(Exact name of registrant as specified in its charter)

Michigan	001-35280	94-3096597
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

64 Sidney St. Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 418-4400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Explanatory Note:

Vericel Corporation (the “Company”), a Michigan corporation, is filing this amendment to the Current Report on Form 8-K filed by the Company on May 10, 2017 (the “Original Report”) for the purpose of filing as an exhibit the Second Loan Modification Agreement dated May 9, 2017 between the Company, as borrower, Silicon Valley Bank, in its capacity as Administrative Agent, and Silicon Valley Bank, MidCap Funding IV Trust, MidCap Funding III Trust, and ELM 2016-1 Trust as lenders (the “Loan Modification Agreement”).

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in the Original Report, on May 9, 2017, the Company entered into the Loan Modification Agreement. The description of the Loan Modification Agreement included in the Original Report is hereby incorporated by reference into this Form 8-K/A. The Loan Modification Agreement is attached to this Form 8-K/A as Exhibit 10.1.

Item 2.02 Results of Operations and Financial Condition.

The information set forth in Item 2.02 of the Original Report is incorporated by reference as if fully set forth herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.03 of the Original Report is incorporated by reference as if fully set forth herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

10.1 *†

Second Loan Modification Agreement dated May 9, 2017 between Vericel Corporation, as borrower, Silicon Valley Bank, in its capacity as Administrative Agent, and Silicon Valley Bank, MidCap Funding IV Trust, MidCap Funding III Trust, and ELM 2016-1 Trust as lenders

99.1 ††	Press Release of Vericel Corporation, “Vericel Reports First-Quarter 2017 Financial Results” dated May 10, 2017

* Confidential treatment has been requested as to certain portions thereto, which portions are omitted and will be filed separately with the Securities and Exchange Commission.

† Filed herewith.

†† Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vericel Corporation

Date: June 2, 2017	By:	/s/ Gerard Michel
Name: Gerard Michel
Title: Chief Financial Officer and Vice President, Corporate Development

Exhibit Index

Exhibit No.	Description

10.1 *†

Second Loan Modification Agreement dated May 9, 2017 between Vericel Corporation, as borrower, Silicon Valley Bank, in its capacity as Administrative Agent, and Silicon Valley Bank, MidCap Funding IV Trust, MidCap Funding III Trust, and ELM 2016-1 Trust as lenders

99.1 ††	Press Release of Vericel Corporation, “Vericel Reports First-Quarter 2017 Financial Results” dated May 10, 2017

*  Confidential treatment has been requested as to certain portions thereto, which portions are omitted and will be filed separately with the Securities and Exchange Commission.

†  Filed herewith.

††  Previously filed.